February 2009 Update February 2009 Update PXP PXP Exhibit 99.2

Innovative    Balanced    Experienced
PXP is an independent oil and gas company primarily engaged in the activities of acquiring, developing, exploring and producing oil and gas in its core areas of operation: California, Texas, Louisiana and Gulf of Mexico.
PXP is headquartered in Houston, Texas.
www.pxp.com
PXP

PXP
Corporate Headquarters
Contacts
Plains Exploration & Production Company
700 Milam, Suite 3100
Houston, Texas 77002
Forward Looking Statements
This presentation is not for reproduction or distribution to others without PXP’s consent.
Corporate Information
James C. Flores – Chairman, President & CEO
Winston M. Talbert – Exec. Vice President & CFO
Hance V. Myers – Vice President Investor Relations
Joanna Pankey – Manager, Investor Relations
& Shareholder Services
Phone: 713-579-6000
Toll Free: 800-934-6083
Email: investor@pxp.com
Web Site: www.pxp.com
Except for the historical information contained herein, the
matters discussed in this presentation are “forward-looking
statements” as defined by the Securities and Exchange
Commission.  These statements involve certain assumptions PXP made based on its experience and perception of historical trends, current conditions, expected future developments and other
factors it believes are appropriate under the circumstances.
The forward-looking statements are subject to a number of
known and unknown risks, uncertainties and other factors that could cause our actual results to differ materially.  These risks and uncertainties include, among other things, uncertainties inherent in the exploration for and development and production of oil & gas and in estimating reserves, unexpected future capital expenditures, general economic conditions, oil and gas price volatility, the success of our risk management activities,
competition, regulatory changes and other factors discussed in
PXP’s filings with the Securities and Exchange Commission.

PXP
Historical Prices
WTI NYMEX and Forward Curve
Source: Goldman Sachs, NYMEX
February 23, 2009
NYMEX Oil Price
30
40
50
60
70
80
90
100
110
120
130
140
$150
2006 2007 2008 2009 2010 2011
$   0
10
20
30
40
50
60
70
80
90
100
110
120
130
140
$150
$   0
10
20
2012

PXP
2008 Asset Rotation
Sources
Piceance, Permian #1
SJ Basin, Barnett
Piceance, Permian #2
$1.53 B
$199 MM
$1.25 B
$3 B
(1)
Uses
South Texas
Haynesville
$282 MM
$1.65 B
$1.9 B
(2)
2008
Reduced net debt by $800 MM
Repurchased over 5% of PXP shares for $304 MM
(1) Excludes fees associated with divestment.
(2) Excludes Piceance Basin expansion and certain fees associated with acquisitions.

PXP
39%
Strengthening Balance Sheet
Receive $1.1
billion for
partial hedge
monetization
Reduce
secured debt
by $1.3 billion
(1)
Reduction in net debt of over $2 billion since 9/30/08
2009
09/30/08
$         2
373
9,190
1,071
$10,636
$       30
3,534
3,135
3,937
$10,636
47%
12/31/08
$     312
1,476
4,513
811
$  7,112
$         0
2,805
1,930
2,377
$  7,112
54%
12/31/07
$       25
2
8,377
1,289
$  9,693
$     114
3,305
2,936
3,338
$  9,693
50%
(Millions)
Cash
Commodity Derivatives
PP&E, net
Other Assets
Total Assets
Commodity Derivatives
Long-term Debt
Other Liabilities
Stockholders’ Equity
Total Liabilities
LT Debt / Total Cap
(1) Includes $1.1 billion from partial derivative monetization and $204 million of available cash, after January tax payment.

PXP
Business Transformation Accomplished
Through Strategic Execution
Improved efficiency of asset base
Positioned for challenging commodity price environment
Sustainable reserve and production growth enabled by
superior asset rotation
Low cost hedge strategy to ensure operating viability
Maintain exploration component to provide additional
upside catalyst
Allocate substantial development dollars to sub
$12 F&D opportunities mainly in the Haynesville
Shale and California onshore assets

PXP
PXP 2009 Operational Strategy
Maximize returns on existing portfolio with
growing production and reserves
High grading reduced capital expenditures toward higher
rate of return development projects
Drill high impact exploration
Lower LOE expenses
Reduce G&A expense

PXP
PXP 2009 Financial Strategy
Strengthen balance sheet with free cash flow from
valuable hedge position
Monetize +$100 oil puts for 2009 and 2010
Retain downside protection with $55 oil puts for 2009 and
2010
Retain current 2009 gas hedges ($10 x $20 collars) and
add new gas hedges for 2010
Use approximately $1,100 MM from (+$100 oil puts)
monetization to repay outstanding balance under
revolver
Since CHK announcement PXP has reduced net debt by
$2.2 billion or $20.45 per share

PXP
0
10
20
30
40
50
2009 2010
0
50
100
150
200
250
2009 2010
2009 Hedge Positions
Based on Estimated 2009 & 2010 Production Volumes
MMbbl/d
71%
Protected
(1)
71%
Protected
(1)
$55
Puts
$10 - $20
Collars
Physical
Purchase
(3)
MMcf/d
Total Hedged Position
(3)
for 2009 is 80% of
Production Guidance Mid-Point
$55
Puts
3 Way
Collars
(2)
Physical
Purchase
(3)
Oil Gas
(1) 2009e production represents guidance mid-point.
(2) PXP receives difference between floor of $6.25 less NYMEX up to a maximum of $1.45 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.
(3) Hedge position includes approximately 40 - 45 MMcfd of natural gas purchased for our California operations.
92%
Protected
(1)
92%
Protected
(1)

PXP
$600
$400
$500
0
500
1,000
1,500
2,000
2,500
2009 2010 2011 2012 2013 2014 2015 2016 2017 2018
Financial Strength
Strong Liquidity With No Near Term Debt Maturities
(1) Pro forma 12/31/08 for estimated borrowing base.
Credit Capacity      Senior Notes
Liquidity and Debt Maturity Profile
Millions
$1,500
Credit
Capacity
(1)
$1,500
Credit
Capacity
(1)

PXP
California
Onshore/Offshore
Los
Angeles
Basin
Los
Angeles
Basin
San Joaquin
Valley
San Joaquin
Valley
Arroyo
Grande
Arroyo
Grande
Pt Pedernales
Pt Arguello
2009
174 MMBOE Net
Proved Reserves
(3)
335 MMBOE Net
Reserve Potential
69% Proved
Developed
Capex ~ $69 MM est.
10 yr R/P
(4)
2,500+ future well
locations
Price differentials
protected by contract
Projecting 15% - 20%
reduction in LOE for
2009
2008
369 MMBOE Net
Proved Reserves
(1)
165 MMBOE Net
Reserve Potential
49% Proved
Developed
Capex ~ $184 MM
21 yr R/P
(2)
2,500+ future well
locations
Price differentials
protected by contract
(1) Reserves: As of 12/31/07.
(2) Using 12/31/07 proved reserves and annualized
4th
quarter 2007 production.
(3) Reserves: As of 12/31/08.
(4) Using 12/31/08 proved reserves and annualized
4th
quarter 2008 production.
The shaded area is for illustrative purposes only and does not reflect actual lease acreage.

PXP
0
100
200
300
400
500
600
2007 2008 2009 2010 2011
Year End Proved Reserves Target
Year End and $44.60 & $5.71 Flat NYMEX Pricing
NYMEX
$95.98/$7.48
292
351
(1)
406
(1)
463
(1)
277
15 H-Ville
20 Friesian
54
H-Ville
277
24 Friesian
105
H-Ville
277
24 Friesian
162
H-Ville
277
CAGR 17%
507
-204 MMBOE
revision due
to price
NYMEX
$44.60/$5.71
Total Adds
84
Total Adds
90
Total Adds
89
(1) Illustrates estimated reserves using $44.60 and $5.71 NYMEX pricing and recent historical average differentials of 15%.

PXP
0
100
200
300
400
500
600
700
2007 2008 2009 2010 2011
Year End Proved Reserves Target
Year End and Strip Pricing on 12/31/08
$44.60/$5.71
292
$52.88/$6.10
449
$68.21/$7.26
636
-204 MMBOE
revision due
to price
277
72% PD
28% PUD
15 H-Ville
20 Friesian
54
H-Ville
375
24 Friesian
105
H-Ville
400
24 Friesian
162
H-Ville
450
CAGR 30%
NYMEX oil and gas Strip Prices used are illustrated above the respective years and assumes recent historical average differentials of 15%.
$63.01/$7.10
529
NYMEX
$95.98/$7.48
507
51% PD
49% PUD
Total Adds
187
Total Adds
109
Total Adds
140

PXP
+2.2 Billion BOE Resource Potential
Potential Reserves
950 MMBOE
335 MMBOE
115 MMBOE
53 MMBOE
32 MMBOE
~1.5 Billion BOE
Development Resource Potential
Region
Haynesville
California
Panhandle/S. TX
Gulf of Mexico
Rockies
~750 Million BOE
Exploration Resource Potential
Potential Reserves
650 MMBOE
100 MMBOE
Region
Gulf of Mexico
Vietnam

PXP
2009 Capital Program
$1,050
MM
Development Development-Haynesville
Development capital includes exploitation, real estate, capitalized interest and G&A costs.
Exploration
26
Rigs Avg.
20%
43%
12%
7%
4%
16%
18%
37%
37%

PXP
Texas/Louisiana
Haynesville Shale
111,000 net acres
1,375 potential net locations
21 rigs operating
Texas Panhandle
532,000 gross acres
715 square miles 3D
seismic
1 rig operating
South Texas
94,000 gross acres
321 square miles 3D seismic
1 rig operating
Big Mac
72,000 gross acres
275 square miles 3D
seismic
The shaded areas are for illustrative purposes only and do not reflect actual leasehold acreage.
Big Mac
Big Mac
South Texas
Haynesville
Panhandle

17 PXP Legend PRODUCING WAITING ON COMPLETION 2009 DRILLS ACTIVE DRILLING Projection: NAD 1927 LA North Haynesville Shale 2009 Activity

18 PXP PXP Net Gas Production & Gross Well Count 0 50 100 150 200 250 Month 0 15 30 45 60 75 Haynesville Shale Planned Ramping of Production Well count Net MMcf/d

PXP
Haynesville Economics
$1.62 Mcfe or $9.72/BOE January 1, 2009 Project Cost Forward F&D:
$1.83 Mcfe or $10.98/BOE PXP 2009 Net H’ville F&D:
(1) Assumed D&C costs for first 3 years = $7 MM per well, after 3 years = $6 MM per well.
6.5 Bcfe Est. Median Gross EUR per Well:
$7 MM
(1)
Est. Median Gross Well Cost:
6.7 Tcfe
Est. Net Resource Potential:
1,375 Potential Net Locations:
111,000
Net Acreage:
20% WI/15% NRI PXP Interest:

20 PXP Gulf of Mexico Success Continues New Orleans Development Discoveries Discoveries S. Timbalier 168 Friesian Flatrock #1,2,3,4,5,6 Friesian # 2

PXP
Flatrock Discovery
South Marsh Island Block 212, GOM
Located on OCS 310 at SMI 212 in 10 feet of water
6 successful wells drilled to date
Currently producing +200 MMcfd\+45MMcfd net
Year-end 2008 proved reserves +350 Bcfe gross\74 Bcfe net
Type Log
Multiple Productive
Horizons

PXP
Friesian Project
Green Canyon Area, GOM
Tahiti
Reserve Potential
approx. 300 MMBOE
PXP - 50% W.I.
Est. Reserves 500 MMBOE
Est. Prod. 135 MBOEPD
Miocene
Type Log
29,000’
Friesian
Friesian 1
Friesian 2

23 PXP Friesian Project Green Canyon Area, GOM 32,500’ 29,000’ Net Reserve Potential 40-150 MMBOE Miocene Type Log Miocene Tahiti Friesian

PXP
Blackbeard Area
W E
Blackbeard 168 #1 Discovery Well
Logs indicate four potential hydrocarbon bearing sands
Awaiting design and procurement of long lead time
completion equipment for high pressure test
MMR
ST 168 #1 BP2
TD 32,997'

PXP
Gulf of Mexico Development & Exploration
Success Continues
New Orleans
Discoveries
Discoveries
S. Timbalier 168
Friesian
Flatrock #1,2,3,4,5,6
Friesian # 2
2008-2009 Drilling
2008-2009 Drilling
Ammazzo #1
Friesian Deep
Salida

PXP
Ammazzo Prospect - Drilling
South Marsh Island, GOM
Gyro
Type Log
JB Mountain
Gyro
Blueberry Hill
Gyro
Hurricane Deep
Gyro
Flatrock
Rob L & Operc
Ammazzo
PXP - 28.1% W.I.
Net Reserve Potential
100-250 Bcfe

PXP
Salida Prospect - 3Q 2009 Drill
Garden Banks/Keathley Canyon, GOM
EOCENE / WILCOX
Kaskida
Type Log
BP 73.3%
Devon 26.7%
Estimated Gross
Reserves
1.5 Billion BOE
Shell 75%
PXP 25%
Kaskida
Reserve Potential
+1 Billion BOE
Salida
PXP - 25% W.I.
Net Reserve Potential
+250 MMBOE
3Q 2009 Drill

PXP
Block 124
Vietnam
Vietnam
Ho Chi Minh City
Ho Chi Minh City
Nha Trang
Nha Trang
Cambodia
Cambodia
White Shark Prospect - 2Q 2009 Drill
Offshore Central Vietnam
Block 124 covers approximately 1.48 million acres
PXP 100% W.I.
Exploration resource potential approximately +100 MMBOE
Top Miocene Carbonates
Structure Map
C.I. = 50m
Top Miocene Carbonates Top Miocene Carbonates
Structure Map Structure Map
C.I. = 50m C.I. = 50m
White Shark

PXP
2009 Corporate Strategy
Strong Cash Flow and Balance Sheet Position
During the Current Operating and Financial
Environment
Maintain Strong Liquidity Position and Continue to Deploy
Hedge Strategy
Reduce debt by over $1billion while maintaining our
approximately $1billion capital expenditure program
Develop the Current +2.2 Billion BOE of Resource
Potential
Continue Execution of Significant Development
Projects...Haynesville, Flatrock, Friesian and Blackbeard
Drill High Impact Exploration Portfolio...Ammazzo,
Vietnam and Salida

30 PXP Addendum

PXP
Continued Commodity Price Protection
Financial Settlement Derivatives
Henry
Hub
$0.346 $10.00 Floor by
$20.00 Ceiling
150,000
MMBtu
Collars Jan – Dec 2009
WTI $3.38 $55.00
Strike Price
32,500 Bbls Put
Options
Jan – Dec 2009
No
premium
$5.00
AVERAGE
PREMIUM INDEX
AVERAGE
PRICE
DAILY
VOLUME TYPE PERIOD
Crude Derivatives
Natural Gas Derivatives
Henry
Hub
$6.25 - $4.80
Floor by
$8.00 Ceiling
40,000
MMBtu
Put/Call
(2)
Jan – Dec 2010
WTI $55.00
Strike Price
40,000 Bbls Put
Options
(1)
Jan – Dec 2010
(1) An upfront payment of $3.86 per barrel was paid upon entering into this derivative contract.
(2) PXP receives difference between floor of $6.25 less NYMEX up to a maximum of $1.45 per MMBtu. PXP pays if NYMEX >$8.00 ceiling.

PXP
Income Statement Summary
For Period Ending December 31, 2008
3,629.7 3,629.7 Impairment of Oil & Gas Properties
$     (6.52) $    (14.56) EPS (diluted)
$   (709.1) $ (1,568.7) Net Income
(1)
(1,153.6) (2,528.5) Income Before Income Tax
(2,627.4) (3,690.1) Income From Operations
621.5 200.0 DD&A & Accretion Expense
153.3 38.8 General & Administrative Expense
626.4 149.8 Production Costs
$ 2,403.5 $     328.2 Revenues
Twelve Months Three Months
(Millions)
(1) Includes an after-tax gain on mark-to-market derivative contracts of approximately $728 million and $972 million for the three and twelve months ended December 31, 2008.

PXP
Balance Sheet Summary
104.4 586.8 Other
$9,693.3 $7,111.9
3,338.2 2,377.3 Stockholders’ Equity
1,959.4 744.5 Deferred Income Tax
272.6 191.5 Other Long-term Liabilities
3,305.0 2,805.0 Long-term Debt
$   818.1 $     993.6 Current Liabilities
$9,693.3 $7,111.9
536.8 535.3 Goodwill
8,377.2 4,513.4 PP&E Net
$   674.9 $     1,476.4 Current Assets
December 2007 December 2008
(Millions)

PXP PXP February 2009 Update February 2009 Update